Q2 ‘11 Earnings Conference Call August 3, 2011 Exhibit 99.2

Safe Harbor Statement
This slide presentation should be reviewed in conjunction with SunCoke’s Second Quarter 2011 earnings conference call held on
August 3, 2011 at 5:00 p.m. ET. You may listen to the audio portion of the conference call by phone or on the website  and an audio recording will be available after the call’s completion by calling 1-888-843-7419 and entering conference ID 30289205#.
This slide presentation should also be reviewed together with SunCoke’s Form 10-Q for the quarter ended June 30, 2011 filed with the Securities and Exchange Commission today.
Statements in this presentation that are not historical facts are forward-looking statements intended to be covered by the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These
forward-looking statements are based upon assumptions by SunCoke concerning future conditions, any or all of which ultimately may prove to be inaccurate, and upon the current knowledge, beliefs and expectations of SunCoke management. These forward-
looking statements are not guarantees of future performance.
Forward looking statements are inherently uncertain and involve significant risks and uncertainties that could cause actual results to differ materially from those described during this presentation. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting SunCoke’s business, as well as uncertainties related to the outcomes of pending or future litigation. In accordance with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, SunCoke
has included in its filings with the Securities and Exchange Commission, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward looking statements. For more information concerning these factors, see SunCoke's Securities and Exchange Commission filings.
SunCoke expressly disclaims any obligation to update or alter its forward looking statements, whether as a result of new information, future events or otherwise. For more information concerning these factors, see SunCoke's Securities and Exchange
Commission filings, available on SunCoke's website at www.suncoke.com in the Investor Relations section.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix at the end of the presentation. Investors are urged to consider carefully the comparable GAAP measures and the reconciliations to those measures provided in the Appendix, or on our website at www.suncoke.com.
Second Quarter 2011 Earnings Conference Call

Separation Update
•
Completed Initial Public Offering (NYSE: SXC)
•
Issued $700 million aggregate of Long-Term Debt and entered into a
$150 million Revolving Credit Facility
• $400 million Senior Notes
• $300 million Secured Term Loan Credit Facility
• Repaid intercompany payable to Sunoco of $575 million with balance of the net proceeds retained for general corporate purposes
• $150 million Revolver currently undrawn
•
Established Executive Management Team and Three Independent
Board Members
•
Sunoco intends to distribute SunCoke shares to Sunoco
shareholders on or before 12 months from IPO
Second Quarter 2011 Earnings Conference Call

Second Quarter Overview
(1) For a reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
•
Continue to advance domestic and international growth opportunities
Second Quarter 2011 Earnings Conference Call
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Q2 ‘11 vs. Q2 ’10
• Year-over-year quarterly results reflect unfavorable impact of ArcelorMittal settlement, and relocation and public company readiness costs
• Net Income Attributable to Net Parent Investment of $22.4 million in Q2 ‘11
vs. $44.3 million in Q2 ’10
• Adjusted EBITDA (1) of $37.6 million in Q2 ‘11 vs. $68.7 million in Q2 ’10
• Improvement over Q1 ‘11 driven by stronger Indiana Harbor performance and better utilization rates across all Coke Operations
• Adjusted EBITDA (1) of $37.6 million in Q2 ‘11 vs. $26.6 million in Q1 ’11
Q2 ‘11 vs. Q1 ’11

Q2 ‘11 Financial Results
($ in millions)
Q2 '11 Q2 '10 Q1 '11
Q2 '11 vs.
Q2 '10
Q2 '11 vs.
Q1 '11
Revenue $378.0 $349.3 $333.3 $28.7 $44.7
Operating Income $21.4 $57.9 $4.3 ($36.5) $17.1
Net Income Attributable to
Net Parent Investment
$22.4 $44.3 $11.8 ($21.9) $10.6
Adjusted EBITDA
(1)
$37.6 $68.7 $26.6 ($31.1) $11.0
Coke Sales Volumes 927 909 872 18 55
Coal Sales Volumes 334 314 386 20 (52)
(1) For a reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Second Quarter 2011 Earnings Conference Call

Q2 2010 to Q2 2011
Adjusted EBITDA Reconciliation
(1)
Excluding settlement impact, Adjusted EBITDA improvement from Haverhill and Granite City was offset by operational issues at Indiana Harbor and Coal Mining and relocation and public company readiness costs
($ in millions)
(1) For a reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Second Quarter 2011 Earnings Conference Call
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$68.7
$37.6
$5.2
$2.5
($19.3)
($5.9)
($3.8)
($7.9)
($1.9)
$0
$10
$20
$30
$40
$50
$60
$70
Q2 2010A
Adjusted
EBITDA
ArcelorMittal
Settlement Impact
Indiana Harbor
Performance
(Costs and Yield)
Haverhill Operating
Cost Recovery and
Lower Operating
Expenses
Granite City
Improvement
(Steam Sales)
Coal Mining
(Excluding Transfer
Pricing Increase)
Higher Corp. Costs
for Relocation and
Public Company
Readiness
Other Items Q2 2011A
Adjusted
EBITDA

Q1 2011 to Q2 2011
Adjusted EBITDA Reconciliation
(1)
Adjusted EBITDA improvement driven by the absence of coke cover loss and improvements at Indiana
Harbor and Haverhill, partially offset by higher relocation and public company readiness costs
($ in millions)
(1) For a reconciliation of Adjusted EBITDA to net income and operating income, please see the appendix.
Second Quarter 2011 Earnings Conference Call
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$26.6
$37.6
$11.4
$3.9
$2.0
($5.5)
($0.8)
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
$50
Q1 2011A
Adjusted
EBITDA
Coke Cover and Inventory
Loss at Indiana Harbor
Other Indiana Harbor
Improvements
Haverhill
Improvements
Higher Corp
Costs
Other Items Q2 2011A
Adjusted
EBITDA

178
174
177
280
256
301
272
266
276
153
165
168
Q2 '10 Q1 '11 Q2 '11
Jewell Indiana Harbor Haverhill Granite City
Domestic Coke Financial Summary
(Jewell Coke & Other Domestic Coke)
Domestic Coke Production
Domestic Coke Pro Forma Adjusted EBITDA (1) , Pro Forma for
ArcelorMittal Settlement and Coal Transfer Price
(Tons in thousands) ($ in millions, except per ton amounts)
883
861
922
$37
$19
$36
Pro Forma Adjusted EBITDA / ton
(1) For a reconciliation of ProForma Adjusted EBITDA to operating income, please see the appendix.
Second Quarter 2011 Earnings Conference Call
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$14
$11
$11
$23
$8
$25
$ 41/ton
$ 22/ton
$ 39/ton
Q2 '10 Q1 '11 Q2 '11
Jewell Coke Segment
Other Domestic Coke Segment
Other
Domestic
Coke:
705
Other
Domestic
Coke:
687
Other
Domestic
Coke:
745

$104
$114
$126
$49
$133
$85
$152  $152
$162
$104
$131
$155
Q2 '10 Q1 '11 Q2 '11
Proforma Sales Price (2)
Average Sales Price
314
386
334
265
335
340
23
51
24
Q2 '10 Q1 '11 Q2 '11
Coal sales Coal production Coal purchases
Coal Mining Financial Summary
Coal Sales, Production and Purchases
Avg. Sales Price/Ton (1) and Cost/Ton
Coal Mining Pro Forma Adjusted EBITDA (5) , Pro Forma for
Coal Transfer Price Impact
(Tons in thousands) ($ in millions, except per ton amounts)
Pro Forma Adjusted  EBITDA
Pro Forma Adjusted EBITDA / ton Coal cash cost (3)
($ per ton)
(1) Average Sales Price is the weighted average sales price for all coal sales volumes, includes sales to affiliates and sales to Jewell Coke established via a transfer pricing agreement. The transfer price per ton to Jewell
Coke was $103.86, $133.57 and $156.12 for Q2 ‘10, Q1 ‘11 and Q2 ‘11,respectively.
(2) Pro Forma Sales Price is the Average Sales Price adjusted to set the internal transfer price on Jewell Coke coal purchase volumes equal to the Jewell Coke coal component contract price. The per ton coal cost component included in the Jewell Coke contract was approximately $162, $165 and $165 for Q2 ‘10, Q1 ‘11 and Q2 ‘11, respectively.
(3) Mining and preparation costs, excluding depreciation, depletion and amortization, divided by coal production volume.
(4) Costs of purchased raw coal divided by purchased coal volume.
Second Quarter 2011 Earnings Conference Call
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$15
$12
$11
$49/ton
$32/ton
$34/ton
Q2 '10 Q1 '11 Q2 '11
(5) For a reconciliation of ProForma Adjusted EBITDA to operating income, please see the appendix.
Purchased coal cost
(4)

$49
$110
$181
$17
$18
$50
$0
$50
$100
$150
$200
$250
First Half '10 First Half '11 Full Year '11E
Capital Expenditures
Expansion Ongoing
Capital Expenditures
($ in millions)
• Capital Expenditures increased $62M from first half of 2010, primarily related to
Middletown Operations
- Capital Expenditures for Q1 ‘11 and Q2 ’11 were $59.5M and $68.5M, respectively
- Middletown facility, $165 million in 2011
- Coal expansion project, $16 million in 2011
$231
$128
$66
Second Quarter 2011 Earnings Conference Call
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• Estimated 2011 Capital Expenditures of approximately $231 million
- 2011 Expansion Capital Expenditures:

Cash Flows and Financial Position
• Issued $700M in debt in the form of $300M Term
Loan and $400M Senior Notes
Capital Structure
• Sufficient liquidity (cash and undrawn revolver) to
support growth strategy and allow opportunistic
acquisitions
Liquidity
• Will continue to invest operating cash flows into
expansion projects
Growth Funding
• Dividends or share buybacks not considered at this
time
Dividend Policy
Second Quarter 2011 Earnings Conference Call

Key Drivers of Near Term Growth (2012/2013)
Second Quarter 2011 Earnings Conference Call

Middletown
• Plant is approximately 95% complete and 90% staffed and is on track to commence operations in Q4
Indiana Harbor
• No anticipated contractual production shortfall in 2012/2013
• $50M – $100M estimated spending to support contract extension
• Contract renewal negotiations in process
Coal Expansion
• Expect to reach 350K tons annualized rate in 2012 and 500K annualized rate by mid-2013
• Executed contract mining agreement with Revelation Energy, LLC to mine approximately 1.3 million tons of surface reserves over 3 years

Key Drivers of Longer Term Growth
(2013 and Beyond)
•
International – Brazil, China and India
• Steel is growing in emerging economies, led by China and India
• India is attractive for us given expected growth in primary coke demand and coke supply/demand balance
• Signed Memorandum of Understanding with Global Coke
•
Next U.S. Coke Plant
• Permitting process in Kentucky underway
• Also assessing alternative sites in other states
• Expect plant to be 1.1 million tons in capacity with portion reserved for market coke sales
• Engineering design targeting CAPEX/ton reductions over Middletown
Second Quarter 2011 Earnings Conference Call

Questions Second Quarter 2011 Earnings Conference Call 13

Appendix Second Quarter 2011 Earnings Conference Call 14

Management Team
Name Position
Years of industry
experience Previous experience
Fritz Henderson Chief Executive Officer 26 General Motors
Michael Thomson President and Chief Operating Officer 28 Public Service Enterprise Group, Corning
Mark Newman Senior Vice President and Chief Financial
Officer
25 Ally Financial, General Motors
Denise Cade Senior Vice President, General Counsel
and Corporate Secretary
21 PPG Industries, Shaw Pittman LLP
Matthew McGrath Senior Vice President, Corporate Strategy
and Business Development
21 Public Service Enterprise Group
Michael White Senior Vice President, Operations 30 Sunoco, Lyondell-Equistar, Exxon
Jim Mullins Vice President, Coal Operations 35 Arch Coal, Island Creek Coal
Fay West Vice President and Controller 19 United Continental, PepsiAmericas
Ryan Osterholm Director, Finance and Investor Relations 13 Public Service Enterprise Group
SunCoke’s management team represents a combination of deep industry knowledge, international experience and broad management/technical skills
Second Quarter 2011 Earnings Conference Call

Board of Directors
Name Affiliation Employment History Board affiliations
Fritz Henderson SunCoke Energy SunCoke Energy, Inc; General Motors Compuware Corp.
Alvin Bledsoe Independent PricewaterhouseCoopers LLP Crestwood Midstream Partners
Robert Darnall Independent Inland Steel Industries; Ispat North America, Inc.
Stacy Fox Sunoco Sunoco, Inc.; Roxbury Group; Collins & Aikman
Corporation
Peter Hamilton Independent Brunswick Corporation Spectra Energy Corp.
Michael Hennigan Sunoco Sunoco Logistics Partners L.P.; Sunoco, Inc.
Brian MacDonald Sunoco Sunoco, Inc.; Dell, Inc. Sunoco Logistics and American
Red Cross (Southeastern, PA
chapter)
Charmian Uy Sunoco Sunoco, Inc.; American Express; General Motors
Dennis Zeleny Sunoco Sunoco, Inc.; Sunoco Logistics Partners L.P.;
Caremark RX, LLC
Second Quarter 2011 Earnings Conference Call

Definitions
• Adjusted EBITDA represents earnings before interest, taxes, depreciation, depletion and amortization (“EBITDA”)
adjusted for sales discounts and the deduction of income attributable to non-controlling interests in our Indiana Harbor cokemaking operations. EBITDA reflects sales discounts included as a reduction in sales and other operating revenue.
The sales discounts represent the sharing with our customers of a portion of nonconventional fuels tax credits, which reduce our income tax expense. However, we believe that our Adjusted EBITDA would be inappropriately penalized if these discounts were treated as a reduction of EBITDA since they represent sharing of a tax benefit which is not included in EBITDA. Accordingly, in computing Adjusted EBITDA, we have added back these sales discounts. Our Adjusted
EBITDA also reflects the deduction of income attributable to noncontrolling interest in our Indiana Harbor cokemaking operations. EBITDA and  Adjusted EBITDA do not represent and should not be considered alternatives to net income or operating income under GAAP and may not be comparable to other similarly titled measures of other businesses.
Management believes Adjusted EBITDA is an important measure of the operating performance of the company’s assets and is indicative of the Company’s ability to generate cash from operations.
• Pro Forma Adjusted EBITDA represents Adjusted EBITDA adjusted for the ArcelorMittal settlement impact and coal transfer price impacts. The Jewell Coke and Coal Mining results have been adjusted to set the internal transfer price to equal the coal component contract price in Jewell Coke’s coke sales price for coal sales volumes sold to Jewell Coke under the transfer pricing agreement.  Management believes Pro Forma Adjusted EBITDA  provides transparency into the underlying profitability of these respective segments for the periods presented.
Second Quarter 2011 Earnings Conference Call

EBITDA Reconciliation, $MM
For The Three Months Ended June 30, 2011
Second Quarter 2011 Earnings Conference Call
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Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $23,993
Add: depreciation, depletion and amortization 14,605
Subtract: interest income (primarily from affiliates) (5,763)
Add: interest cost - affiliate 1,723
Subtract: capitalized interest (399)
Add (Subtract): income tax expense (benefit) 1,881
EBITDA $12,892 $23,695 $843 $9,144 ($10,534) $36,040
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 3,174 3,174
(1,573) (1,573)
Adjusted EBITDA $12,892 $25,296 $843 $9,144 ($10,534) $37,641
Add (Subtract): coal transfer price impact (2,334) 2,334 -
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $10,558 $25,296 $843 $11,478 ($10,534) $37,641
Sales Volumes (thousands of tons) 170 757 412 334
Pro Forma Adjusted EBITDA per Ton $62 $33 $34
Operating Income $11,559 $14,059 $788 $5,964 ($10,935) $21,435
Depreciation Expense 1,333 9,636 55 3,180 401 14,605
EBITDA $12,892 $23,695 $843 $9,144 ($10,534) $36,040
Domestic Coke Weighted
Average = $39
Add (Subtract): net (income) loss attributable to noncontrolling interests

EBITDA Reconciliation, $MM
For The Three Months Ended June 30, 2010
Second Quarter 2011 Earnings Conference Call
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Domestic Coke Weighted
Average = $41
Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $47,550
Add: depreciation, depletion and amortization 11,107
Subtract: interest income (primarily from affiliates) (6,039)
Add: interest cost - affiliate 1,701
Subtract: capitalized interest (127)
Add (Subtract): income tax expense (benefit) 14,774
EBITDA $53,044 $18,716 $7 $107 ($2,908) $68,966
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax credits 2,980 2,980
(3,256) (3,256)
Adjusted EBITDA $53,044 $18,440 $7 $107 ($2,908) $68,690
(23,600) 4,300 (19,300)
Add (Subtract): coal transfer price impact (15,219) 15,219 -
Pro Forma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $14,225 $22,740 $7 $15,326 ($2,908) $49,390
Sales Volumes (thousands of tons) 191 718 422 314
Pro Forma Adjusted EBITDA per Ton $74 $32 $49
Operating Income $51,945 $10,793 ($18) ($1,818) ($3,043) $57,859
Depreciation Expense 1,099 7,923 25 1,925 135 11,107
EBITDA $53,044 $18,716 $7 $107 ($2,908) $68,966
Add (Subtract): net (income) loss attributable to noncontrolling interests
Add (Subtract): pro forma impact of ArcelorMittal settlement

EBITDA Reconciliation, $MM
For The Three Months Ended March 31, 2011
Second Quarter 2011 Earnings Conference Call
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Jewell Coke
Other
Domestic
Coke
International
Coke Coal Mining
Corporate
and Other Total
Net Income $5,655
Add: Depreciation, depletion and amortization 13,020
Subtract: interest income (primarily from affiliates) (5,717)
Add: interest cost - affiliate 1,500
Subtract: capitalized interest (312)
Add (Subtract): income tax expense (benefit) 3,139
EBITDA $19,054 ($857) $988 $4,296 ($6,196) $17,285
Add: sales discounts provided to customers due to sharing of nonconventional fuels tax
credits 3,125                3,125
Add (Subtract): Net (income) loss attributable to noncontrolling interests 6,171                6,171
Adjusted EBITDA $19,054 $8,439 $988 $4,296 ($6,196) $26,581
Add (Subtract): coal transfer price impact (8,042)              8,042                -
Proforma Adjusted EBITDA without ArcelorMittal settlement and coal transfer price impacts $11,012 $8,439 $988 $12,338 ($6,196) $26,581
Sales Volumes (thousands of tons) 175                     697                     362                     386
Proforma Adjusted EBITDA per Ton $63 $12 $32
Operating Income $17,953 ($9,472) $935 $1,577 ($6,728) $4,265
Depreciation Expense 1,101                8,615                53                       2,719                532                     13,020
EBITDA $19,054 ($857) $988 $4,296 ($6,196) $17,285
Domestic Coke Weighted
Average = $22

Media releases and SEC filings are available on our website at www.suncoke.com Contact Investor Relations for more information: 630-824-1907 Second Quarter 2011 Earnings Conference Call 21